UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-01807
Value Line Larger Companies Focused Fund, Inc.
(Exact name of registrant as specified in charter)
7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/15 is included with this Form.

Semi-Annual Report
June 30, 2015

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
(VLIFX)
(formerly, The Value Line Fund, Inc.)
Value Line Income and Growth Fund, Inc.
(VALIX)
Value Line Larger Companies Focused Fund, Inc.
(VALLX)
(formerly, Value Line Larger Companies Fund, Inc.)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00133179

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., The Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2015.
The six months ended June 30, 2015 were rewarding ones for the equity and hybrid Value Line Funds. Equities generated positive absolute returns, and each Fund outpaced its respective benchmark index on a relative basis during the semi-annual period. The semi-annual period was also highlighted by several of the Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Premier Growth Fund, Inc. outpaced its peers for the ten-year period ended June 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationi versus its peers overall as of June 30, 2015. Additionally, Morningstar2 gave the Fund an overall Risk rating of Below Averageii as of June 30, 2015.

•
The Value Line Mid Cap Focused Fund, Inc., formerly The Value Line Fund, Inc., outpaced its peers for the five-year period ended June 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (mid-cap growth category). Additionally, the Fund was given an overall Risk rating of Below Averageiv by Morningstar2 as of June 30, 2015.

•
Value Line Income and Growth Fund, Inc. outpaced its peers for the one-, three-, five- and ten-year periods ended June 30, 2015, as noted by Lipper Inc.1 (mixed-asset target allocation moderate category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returniii and Consistent Returniii versus its peers overall as of June 30, 2015. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the moderate allocation category among 815 funds as of June 30, 2015 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Below Average.vi As of June 2015, Value Line Income and Growth Fund, Inc. remained on the Fund Picks from FidelitySM list.

•
Value Line Larger Companies Focused Fund, Inc., formerly Value Line Larger Companies Fund, Inc., outpaced its peers for the one- and three-year periods ended June 30, 2015, as noted by leading independent mutual fund advisory service Lipper Inc.1 (larger-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationv versus its peers overall as of June 30, 2015. Additionally, the Fund was given an overall Risk rating of Below Averagevii by Morningstar2 as of June 30, 2015.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2015, especially given the newsworthy events of the semi-annual period. With the positive absolute performance results of the Funds during the first half of 2015, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. While the final GDP numbers for the second quarter of 2015 have not yet been reported as of this writing, most expect modest positive growth, as many of the driving forces of first quarter weakness were widely viewed as temporary.
On the positive side, U.S. unemployment declined from 5.6% at year-end 2014 to 5.3% in June 2015. Despite the declining unemployment rate, the labor picture was not uniformly positive. Job creation slowed toward the end of the semi-annual period, and the labor force participation rate edged down slightly. These mixed labor results contributed to lackluster retail sales, as consumers spent conservatively.
As would be expected in this period of relatively slow economic growth, inflationary pressures remained modest. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.1% year over year before seasonal adjustment as of June 2015. This was the first 12-month increase in CPI since December 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Federal Reserve (the Fed), was up 1.8% in June 2015 from a year earlier. Notably, while the food segment of the CPI increased 1.8% during the 12 months ended June 2015, the energy segment of the CPI, despite rising in the months of May and June 2015, declined 15.0% over the same 12-month span.
The Fed continued to monitor inflation, as well as unemployment and other key market data, still looking for signs of inflation heading toward its desired 2% target. Inflationary pressures could be re-kindled should wage pressures build from declining

President’s Letter (unaudited) (continued)

unemployment. However, through June 2015, the Fed left the targeted federal funds rate unchanged near zero. At its June 2015 meeting, the Fed hinted that U.S. rates were still on track to increase later this year, though a shift lower in Fed officials’ economic growth and inflation forecasts signaled a potential delay, extending forecasts for an initial rate hike to late 2015. Fed Chair Janet Yellen maintained a cautious tone at the Fed’s press conference, noting the Fed would raise short-term interest rates only gradually, with the precise timing of  “lift off,” or its first rate hike, heavily dependent on data and developments.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 1.23% during the six months ended June 30, 2015. While representing the S&P 500® Index’s weakest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for the broad U.S. equity market. The S&P 500® Index was volatile but showed its resiliency despite a backdrop of modest global economic growth, a contraction in the U.S. economy during the first calendar quarter, a potential Greek exit from the euro, and both an economic slowdown and equity market retreat in China. The U.S. equity market found support from the low interest rate environment and generally improving economic data, including a drop in the national unemployment rate and a better housing market, among other factors. Throughout, the U.S. equity market focused on the timing of the first interest rate increase by the Fed.
Given these oppositional and somewhat cloudy market forces, sector performance within the S&P 500® Index was widely divergent during the semi-annual period, with five sectors posting positive returns and five posting negative returns. Growth-oriented stocks were favored.
Utilities was the worst performing sector in the S&P 500® Index during the semi-annual period. The utilities sector tends to be highly interest rate sensitive, and thus the sector sold off in anticipation of a Fed interest rate hike at some point in 2015. The energy sector also declined — based primarily on crude oil price weakness early in 2015.
Conversely, market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. In anticipation of increasing consumption, the consumer discretionary sector performed especially well during the semi-annual period. Health care was the best performing sector in the S&P 500® Index during the semi-annual period, benefiting from healthy business fundamentals and an increase in mergers and acquisitions.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a return of  -0.10% during the semi-annual period. The yield curve steepened, as longer-term yields (i.e. securities with maturities of seven years and longer) rose, while shorter-term maturities (i.e. securities with maturities of less than seven years) ended the semi-annual period with lower rates. A steepening yield curve is one in which the differential in yields of securities with various maturities widens. The yield on the two-year U.S. Treasury bill declined approximately three basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 18 basis points and the yield on the 30-year U.S. Treasury increased approximately 36 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)
Much of the shift in interest rates derived from investor expectations that the Fed would delay its first rate hike. The concern was that should rates stay “lower for longer,” the lack of Fed action would serve to increase inflation. In turn, expectations for potentially higher inflation led to an increase in rates at the longer-term end of the yield curve, or spectrum of maturities, despite the realization of only lackluster inflation measures. Amidst this backdrop, investors were attracted to securities offering higher yields. High yield corporate bonds performed best relative to U.S. Treasuries, followed at some distance by securitized bonds, including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The securitized sector overall tends to be more defensive than U.S. Treasuries in an environment of modest rate increases and thus tends to outperform. Investment grade corporate bonds lagged U.S. Treasuries during the semi-annual period.
While it was difficult at times to get a clear picture of U.S. economic strength, investors strongly focused on the Fed’s announcements and the likelihood of the first interest rate hike some time in 2015. The Greek crisis added another level of uncertainty to the markets. Still, as a whole, new issue supply was met with generally good demand.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds

4

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results. Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Premier Growth Fund, Inc.: Preservation 5 rating for 3-year (11,330 funds), 5-year (9,364 funds), 10-year (5,759 funds) and Overall (11,330 funds) periods ended June 30, 2015.

iii
For Value Line Income and Growth Fund, Inc.: Total Return 5 rating for 3-year (520 funds), 5-year (431 funds), 10-year (296 funds) and overall (520 funds) periods ended June 30, 2015. Consistent Return 5 rating for 3-year (518 funds), 5-year (429 funds), 10-year (294 funds) and Overall (518 funds) periods ended June 30, 2015.

v
For Value Line Larger Companies Focused Fund, Inc.: Preservation 5 rating for 3-year (11,330) funds), 5-year (9,364) funds, 10-year (5,759 funds) and Overall (11,330 funds) periods ended June 30, 2015.

The Morningstar Rating™ for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 starts next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

ii
For Value Line Premier Growth Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended June 30, 2015; Below Average for the 10-year and overall periods ended June 30, 2015. All in the mid-cap growth category.

iv
For The Value Line Mid Cap Focused Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended June 30, 2015; Below Average for the 10-year and overall periods ended June 30, 2015. All in the mid-cap growth category.

vi
For Value Line Income and Growth Fund: Five-star rating for 3-year (815 funds) period ended June 30, 2015; 4-star rating for 5-year (703 funds), 10-year (472 funds) and overall (815 funds) periods ended June 30, 2015. All in the moderate allocation category. Morningstar Risk: Average for 3-year period ended June 30, 2015; Below Average for the 5-year, 10-year and overall periods ended June 30, 2015. All in the moderate allocation category.

vii
For Value Line Larger Companies Focused Fund, Inc.: Morningstar Risk: Low for the 3-year period ended June 30, 2015; Below Average for the 5-year, 10-year and overall periods ended June 30, 2015. All in the large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund primarily seeks long-term growth of capital.
To achieve the Fund’s goal, the Fund’s investment adviser EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 2.30% during the six months ended June 30, 2015. This compares to the 1.23% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outpaced the S&P 500® Index during the six-month reporting period due primarily to effective stock selection. Sector allocation decisions overall also contributed positively, albeit more modestly.
Two currents in the U.S. equity market during the semi-annual period served as tailwinds to the Fund’s favorable relative results. First, small- and mid-cap stocks outperformed large-cap stocks. Second, growth-oriented stocks outperformed value-oriented stocks. Less than half of the Fund’s holdings are large-cap stocks and very few would be considered mega-cap stocks; rather mid-cap stock holdings predominate. Further, the Fund leans more toward growth than value, though we do not exclude value. In contrast, the S&P 500® Index is weighted toward the largest-cap stocks and is, by definition, composed half of growth stocks and half of value stocks.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the information technology sector proved most effective. The Fund held overweighted positions in specialty consumer finance company Fiserv, application software provider Salesforce.com and aerospace and defense systems manufacturer Ansys, whose shares each saw double-digit gains during the semi-annual period. The Fund also benefited from avoiding the weak semiconductor industry, wherein Intel, Qualcomm and Micron Technology each suffered double-digit share price declines, and from not holding positions in software giant Microsoft and computer hardware leader Hewlett-Packard, whose shares also fell during the semi-annual period. Only partially offsetting these positive contributions was not owning Apple, whose shares rose significantly and thus the lack of a position in the sector behemoth detracted.
Stock selection was also favorable to the Fund’s results in the financials, consumer staples and industrials sectors, wherein each sector the S&P 500® Index lost ground while the Fund gained. In financials, the Fund benefited from double-digit share price advances from holdings Indian bank HDFC Bank and insurance company Arch Capital Group, while it avoided diversified conglomerate Berkshire Hathaway, whose shares declined. In consumer staples, the Fund avoided positions in household products manufacturer Procter & Gamble and discount retailer Wal-Mart Stores, whose shares each dropped, while it benefited from a notable gain in alcoholic beverage manufacturer Brown-Forman. In industrials, positions in lighting and control systems producer Acuity Brands and pest control services provider Rollins were particularly strong performers.
Partially offsetting these positive contributors was stock selection in the consumer discretionary and health care sectors, which detracted. In consumer discretionary, the Fund’s results were hampered by not owning e-commerce retailer Amazon.com, entertainment content giant The Walt Disney Co. or Internet entertainment subscription service Netflix, each of whose shares rose substantially during the semi-annual period. In health care, not owning a position in biopharmaceutical company Gilead Sciences hurt, as its shares rose. Having an overweight position in life science equipment provider Idexx Laboratories, whose shares declined, also dampened performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were several already mentioned — Acuity Brands and Rollins each gained on strong quarterly earnings reports. HDFC Bank, which was a top performer in 2014, advanced further in the first half of 2015 as investors continued to regain confidence in the economy of India. The Fund also benefited from several stocks it did not own, including integrated oil company Exxon Mobil and consumer staples company Procter & Gamble, each of which saw its share price fall on weak quarterly operating results.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, not holding a position in information technology giant Apple was the largest relative detractor, as it was also in 2014. Also, not holding a position in Amazon.com detracted significantly. The Fund was also hurt by profit-taking in the railroad industry, where weaker than expected operating results sent the shares of Kansas City Southern, Canadian National Railway and Union Pacific, in each of which the Fund held a position, down.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in integrated pharmacy health care provider CVS Health, life science equipment developer Illumina and application software developer Intuit, in each case based on strong quarterly earnings reports and the companies’ consistent long-term record of superior earnings and stock price gains.
We sold the Fund’s positions in supplement insurance company AFLAC, sporting goods retailer Dick’s Sporting Goods and pollution control equipment manufacturer Donaldson. In each case, the elimination of the position from the Fund’s portfolio was due to some erosion in its long-term track record of earnings and stock price growth rates.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2015.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors and was rather neutrally weighted relative to the Index in the consumer discretionary, consumer staples, health care, utilities and telecommunication services sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Roper Technologies, Inc.	40,000	$6,898,400	1.9%
Alexion Pharmaceuticals, Inc.	37,800	6,833,106	1.9%
Alliance Data Systems Corp.	21,000	6,130,740	1.7%
Mettler-Toledo International, Inc.	17,700	6,043,842	1.7%
MasterCard, Inc.	61,000	5,702,280	1.6%
AMETEK, Inc.	103,750	5,683,425	1.6%
Fiserv, Inc.	68,400	5,665,572	1.6%
ANSYS, Inc.	61,600	5,620,384	1.5%
Henry Schein, Inc.	38,800	5,514,256	1.5%
Ecolab, Inc.	48,400	5,472,588	1.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.9%)
	CONSUMER DISCRETIONARY (7.9%)
7,400	AutoZone, Inc.*	$4,935,060
56,000	BorgWarner, Inc.	3,183,040
44,000	Brinker International, Inc.	2,536,600
2,000	Buffalo Wild Wings, Inc.*	313,380
13,600	Domino’s Pizza, Inc.	1,542,240
112,000	LKQ Corp.*	3,387,440
22,600	O’Reilly Automotive, Inc.*	5,107,148
80,600	TJX Companies, Inc. (The)	5,333,302
21,600	VF Corp.	1,506,384
33,600	Wolverine World Wide, Inc.	956,928
		28,801,522
	CONSUMER STAPLES (9.0%)
48,000	AMBEV S.A. ADR	292,800
81,000	BRF S.A. ADR	1,693,710
21,300	Brown-Forman Corp. Class B	2,133,834
67,400	Church & Dwight Co., Inc.	5,468,162
13,100	Coca-Cola Femsa, S.A.B. de C.V. ADR(1)	1,040,795
18,000	Costco Wholesale Corp.	2,431,080
42,000	CVS Health Corp.	4,404,960
23,400	Energizer Holdings, Inc.	3,078,270
94,812	Flowers Foods, Inc.	2,005,274
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,781,800
64,000	General Mills, Inc.	3,566,080
53,000	Hormel Foods Corp.	2,987,610
4,000	McCormick & Co., Inc.	323,800
22,000	Reynolds American, Inc.	1,642,520
		32,850,695
	ENERGY (4.1%)
2,600	CNOOC Ltd. ADR(1)	368,992
14,600	Core Laboratories N.V.(1)	1,664,984
24,000	Enbridge, Inc.	1,122,960
41,873	EQT Corp.	3,405,950
54,000	FMC Technologies, Inc.*	2,240,460
51,400	Noble Energy, Inc.	2,193,752
12,000	Oceaneering International, Inc.	559,080
Shares		Value
	ENERGY (4.1%) (continued)
5,000	Oil States International, Inc.*	$186,150
32,000	ONEOK, Inc.	1,263,360
5,346	Pioneer Natural Resources Co.	741,437
26,000	TransCanada Corp.	1,056,120
		14,803,245
	FINANCIALS (7.4%)
8,000	ACE Ltd.	813,440
20,000	Affiliated Managers Group, Inc.*	4,372,000
3,000	Alleghany Corp.*	1,406,280
36,000	American Tower Corp. REIT	3,358,440
45,000	Arch Capital Group Ltd.*	3,013,200
4,407	Banco de Chile ADR	290,333
23,200	Equity Lifestyle Properties, Inc. REIT	1,219,856
14,153	Essex Property Trust, Inc. REIT	3,007,513
75,500	HDFC Bank Ltd. ADR	4,570,015
18,600	M&T Bank Corp.	2,323,698
8,000	PartnerRe Ltd.	1,028,000
27,000	PRA Group, Inc.*(1)	1,682,370
		27,085,145
	HEALTH CARE (15.6%)
37,800	Alexion Pharmaceuticals, Inc.*	6,833,106
6,334	Allergan PLC*	1,922,116
7,000	Anthem, Inc.	1,148,980
14,500	Becton, Dickinson & Co.	2,053,925
6,700	Bio-Reference Laboratories, Inc.*	276,375
23,200	C.R. Bard, Inc.	3,960,240
40,000	Cerner Corp.*	2,762,400
13,000	DENTSPLY International, Inc.	670,150
46,000	Express Scripts Holding Co.*	4,091,240
38,800	Henry Schein, Inc.*	5,514,256
57,400	IDEXX Laboratories, Inc.*	3,681,636
23,000	Illumina, Inc.*	5,022,280
22,000	McKesson Corp.	4,945,820
49,100	Mednax, Inc.*	3,638,801
17,700	Mettler-Toledo International, Inc.*	6,043,842
54,000	Novo Nordisk A/S ADR	2,957,040
Shares		Value
	HEALTH CARE (15.6%) (continued)
8,000	Universal Health Services, Inc. Class B	$1,136,800
		56,659,007
	INDUSTRIALS (29.6%)
25,300	Acuity Brands, Inc.	4,553,494
103,750	AMETEK, Inc.	5,683,425
39,200	AZZ, Inc.	2,030,560
63,800	Canadian National Railway Co.	3,684,450
9,700	Carlisle Companies, Inc.	971,164
22,000	Chicago Bridge & Iron Co. N.V.(1)	1,100,880
75,600	CLARCOR, Inc.	4,705,344
61,000	Danaher Corp.	5,220,990
26,000	EnerSys	1,827,540
14,800	Equifax, Inc.	1,436,932
10,800	Esterline Technologies Corp.*	1,029,672
20,000	General Dynamics Corp.	2,833,800
30,762	HEICO Corp.(1)	1,793,424
42,850	IDEX Corp.	3,367,153
18,600	IHS, Inc. Class A*	2,392,518
40,600	ITT Corp.	1,698,704
33,000	J.B. Hunt Transport Services, Inc.	2,708,970
26,000	Kansas City Southern	2,371,200
39,000	Kirby Corp.*	2,989,740
26,000	Lincoln Electric Holdings, Inc.	1,583,140
38,500	Republic Services, Inc.	1,508,045
121,500	Rollins, Inc.	3,466,395
40,000	Roper Technologies, Inc.	6,898,400
50,700	Rush Enterprises, Inc. Class A*	1,328,847
28,500	Snap-on, Inc.	4,538,625
37,600	Stericycle, Inc.*	5,035,016
50,200	Teledyne Technologies, Inc.*	5,296,602
78,300	Toro Co. (The)	5,307,174
5,900	Towers Watson & Co. Class A	742,220
40,000	Union Pacific Corp.	3,814,800
36,000	United Technologies Corp.	3,993,480
6,800	W.W. Grainger, Inc.	1,609,220
53,200	Wabtec Corp.	5,013,568
114,800	Waste Connections, Inc.	5,409,376
		107,944,868

See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)
June 30, 2015

Shares		Value
COMMON STOCKS (98.9%) (continued)
	INFORMATION TECHNOLOGY (14.5%)
34,000	Accenture PLC Class A	$3,290,520
21,000	Alliance Data Systems Corp.*	6,130,740
78,400	Amphenol Corp. Class A	4,544,848
5,700	Anixter International, Inc.*	371,355
61,600	ANSYS, Inc.*	5,620,384
17,000	Automatic Data Processing, Inc.	1,363,910
39,000	Cognizant Technology Solutions Corp. Class A*	2,382,510
68,400	Fiserv, Inc.*	5,665,572
28,400	Intuit, Inc.	2,861,868
61,000	MasterCard, Inc. Class A	5,702,280
75,000	Salesforce.com, Inc.*	5,222,250
51,000	Trimble Navigation Ltd.*	1,196,460
32,500	Ultimate Software Group, Inc. (The)*	5,341,050
27,600	WEX, Inc.*	3,145,572
		52,839,319
	MATERIALS (8.9%)
15,000	Air Products & Chemicals, Inc.	2,052,450
23,500	Airgas, Inc.	2,485,830
26,700	AptarGroup, Inc.	1,702,659
Shares		Value
	MATERIALS (8.9%) (continued)
27,400	Ball Corp.	$1,922,110
45,000	Crown Holdings, Inc.*	2,380,950
48,400	Ecolab, Inc.	5,472,588
40,000	FMC Corp.	2,102,000
3,500	NewMarket Corp.	1,553,615
23,000	Praxair, Inc.	2,749,650
20,200	Scotts Miracle-Gro Co. (The) Class A	1,196,042
30,000	Sigma-Aldrich Corp.	4,180,500
54,400	Valspar Corp. (The)	4,451,008
		32,249,402
	TELECOMMUNICATION SERVICES (1.3%)
40,000	SBA Communications Corp. Class A*	4,598,800
	UTILITIES (0.6%)
52,000	ITC Holdings Corp.	1,673,360
32,000	Questar Corp.	669,120
		2,342,480
TOTAL COMMON STOCKS (Cost $179,150,353) (98.9%)		360,174,483
SHORT-TERM INVESTMENTS (3.5%)
	MONEY MARKET FUNDS (3.5%)
5,681,735	State Street Institutional Liquid Reserves Fund	5,681,735
6,922,235	State Street Navigator Securities Lending Prime Portfolio(2)	6,922,235
TOTAL SHORT-TERM INVESTMENTS (Cost $12,603,970) (3.5%)		12,603,970
Shares	Value
TOTAL INVESTMENT SECURITIES (102.4%) (Cost $191,754,323)	$372,778,453
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.4%)	(8,814,920)
NET ASSETS (100%)	$363,963,533
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($363,963,533 ÷ 10,513,303 shares outstanding)	$34.62
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $6,783,057.

(2)
Securities with an aggregate market value of  $6,783,057 were out on loan in exchange for $6,922,235 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$360,174,483	$—	$—	$360,174,483
Short-Term Investments	12,603,970	—	—	12,603,970
Total Investments in Securities	$372,778,453	$—	$—	$372,778,453
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.
To achieve the Fund’s investment objectives EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. The Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies. The Fund considers companies to be mid-sized if they have market capitalizations within the range of issuers represented in the S&P MidCap 400 Index. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Manager Discussion of Fund Performance
Effective April 1, 2015, The Value Line Fund, Inc. was renamed The Value Line Mid Cap Focused Fund. Below, The Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 2.88% during the six months ended June 30, 2015. This compares to the 1.23% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outpaced the S&P 500® Index during the six-month reporting period due primarily to effective stock selection. Sector allocation decisions overall also contributed positively, albeit more modestly.
Two currents in the U.S. equity market during the semi-annual period served as tailwinds to the Fund’s favorable relative results. First, small- and mid-cap stocks outperformed large-cap stocks. Second, growth-oriented stocks outperformed value-oriented stocks. Less than one-fifth of the Fund’s holdings are large-cap stocks and none would be considered mega-cap stocks; rather mid-cap stock holdings predominate. Further, the Fund leans more toward growth than value, though we do not exclude value. In contrast, the S&P 500® Index is weighted toward the largest-cap stocks and is, by definition, composed half of growth stocks and half of value stocks.
Which equity market sectors most significantly affected Fund performance?
Stock selection in industrials, information technology and energy contributed most positively to the Fund’s performance during the semi-annual period. Having an underweighted allocation to the energy sector, which posted a negative return during the semi-annual period, also helped. In industrials, positions in pest control services provider Rollins and tool and equipment manufacturer Snap-on were particularly strong performers. In information technology, the Fund held overweighted positions in specialty consumer finance company Fiserv, payment processing and information management services provider to the U.S. commercial and government vehicle fleet industry WEX and application software developer Ultimate Software Group, whose shares each saw double-digit gains during the semi-annual period. The Fund also benefited from avoiding the weak semiconductor industry. In energy, the Fund held only one position, natural gas-focused integrated energy company EQT, whose shares rose amidst a generally losing sector.
Partially offsetting these positive contributors was weak stock selection in and having underweighted allocations to the two strongest sectors in the S&P 500® Index during the semi-annual period — health care and consumer discretionary. In health care, having an overweight position in life science equipment provider Idexx Laboratories, whose shares declined, dampened performance. Also, not owning a position in biopharmaceutical company Gilead Sciences hurt, as its shares rose. In consumer discretionary, the Fund’s results were hampered most by not owning e-commerce retailer Amazon.com and entertainment content giant The Walt Disney Co., each of whose shares rose substantially during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were several already mentioned — Rollins, Snap-on, Fiserv and WEX, which each saw gains driven by strong quarterly earnings reports. Other especially strong performers during the semi-annual period included cooking equipment manufacturer Middleby and construction materials manufacturer Carlisle Companies.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt by its positions in railroad Kansas City Southern, application software company Open Text, and Idexx Laboratories, whose shares fell, each caused by weaker than expected quarterly earnings. Not holding a position in information technology giant Apple, whose shares saw double-digit gains during the semi-annual period, further detracted.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, no new positions were established, but we added to several names in the Fund’s portfolio, most notably industrial, medical and specialty gas distributor Airgas, life science equipment manufacturer Danaher and aerospace products manufacturer HEICO. In each case, the positions were increased in recognition of the company’s strong long-term track records of both earnings and stock price growth.
Early in 2015, we eliminated four positions from the Fund’s portfolio — flow control equipment supplier Graco, aerospace and defense products supplier Esterline Technologies, trucking services provider JB Hunt Transport Services and corn refiner Ingredion. While there were no company-specific problems with any of these stocks, they simply did not make our list of  “best ideas,” as we completed the transition to a mid-cap focused fund with 45 names in the Fund’s portfolio, down from 49 at the start of 2015 and down from 135 held at June 30, 2014.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2015.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the information technology, health care, telecommunication services and utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Rollins, Inc.	137,400	$3,920,022	3.2%
Fiserv, Inc.	43,400	3,594,822	2.9%
Mednax, Inc.	47,900	3,549,869	2.9%
Snap-on, Inc.	21,400	3,407,950	2.8%
Mettler-Toledo International, Inc.	9,900	3,380,454	2.7%
Carlisle Companies, Inc.	33,600	3,364,032	2.7%
Ultimate Software Group, Inc. (The)	20,100	3,303,234	2.7%
ANSYS, Inc.	36,200	3,302,888	2.7%
Teledyne Technologies, Inc.	31,000	3,270,810	2.6%
Henry Schein, Inc.	22,700	3,226,124	2.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2015

Shares		Value
COMMON STOCKS (98.5%)
	CONSUMER DISCRETIONARY (3.4%)
43,000	LKQ Corp.*	$1,300,535
44,000	TJX Companies, Inc. (The)	2,911,480
		4,212,015
	CONSUMER STAPLES (13.0%)
9,332	Boston Beer Co., Inc. (The) Class A*	2,164,930
33,600	Casey’s General Stores, Inc.	3,216,864
38,000	Church & Dwight Co., Inc.	3,082,940
98,500	Flowers Foods, Inc.	2,083,275
54,000	Hormel Foods Corp.	3,043,980
21,900	J&J Snack Foods Corp.	2,423,673
		16,015,662
	ENERGY (3.2%)
22,400	Enbridge, Inc.	1,048,096
35,600	EQT Corp.	2,895,704
		3,943,800
	FINANCIALS (2.5%)
14,100	Affiliated Managers Group, Inc.*	3,082,260
	HEALTH CARE (12.5%)
16,200	C.R. Bard, Inc.	2,765,340
22,700	Henry Schein, Inc.*	3,226,124
38,800	IDEXX Laboratories, Inc.*	2,488,632
47,900	Mednax, Inc.*	3,549,869
9,900	Mettler-Toledo International, Inc.*	3,380,454
		15,410,419
	INDUSTRIALS (36.3%)
54,750	AMETEK, Inc.	2,999,205
33,600	Carlisle Companies, Inc.	3,364,032
48,400	CLARCOR, Inc.	3,012,416
26,700	Danaher Corp.	2,285,253
Shares		Value
	INDUSTRIALS (36.3%) (continued)
41,983	HEICO Corp.(1)	$2,447,609
38,326	ITT Corp.	1,603,560
22,200	Kansas City Southern	2,024,640
14,700	Kirby Corp.*	1,126,902
26,800	Middleby Corp. (The)*	3,007,764
137,400	Rollins, Inc.	3,920,022
18,500	Roper Technologies, Inc.	3,190,510
21,400	Snap-on, Inc.	3,407,950
22,300	Stericycle, Inc.*	2,986,193
31,000	Teledyne Technologies, Inc.*	3,270,810
37,800	Toro Co. (The)	2,562,084
9,100	Wabtec Corp.	857,584
59,700	Waste Connections, Inc.	2,813,064
		44,879,598
	INFORMATION TECHNOLOGY (16.7%)
10,300	Alliance Data Systems Corp.*	3,006,982
55,100	Amphenol Corp. Class A	3,194,147
36,200	ANSYS, Inc.*	3,302,888
43,400	Fiserv, Inc.*	3,594,822
33,300	Open Text Corp.	1,349,649
20,100	Ultimate Software Group, Inc. (The)*	3,303,234
25,500	WEX, Inc.*	2,906,235
		20,657,957
	MATERIALS (10.9%)
27,000	Airgas, Inc.	2,856,060
55,000	Crown Holdings, Inc.*	2,910,050
26,000	Ecolab, Inc.	2,939,820
39,100	Silgan Holdings, Inc.	2,062,916
33,600	Valspar Corp. (The)	2,749,152
		13,517,998
	TOTAL COMMON STOCKS (Cost $89,522,630) (98.5%)	121,719,709
Shares		Value
SHORT-TERM INVESTMENTS (3.6%)
	MONEY MARKET FUNDS (3.6%)
1,925,930	State Street Institutional Liquid Reserves Fund	$1,925,930
2,508,484	State Street Navigator Securities Lending Prime Portfolio(2)	2,508,484
TOTAL SHORT-TERM INVESTMENTS (Cost $4,434,414) (3.6%)		4,434,414
TOTAL INVESTMENT SECURITIES (102.1%) (Cost $93,957,044)		$126,154,123
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.1%)		(2,589,410)
NET ASSETS (100%)		$123,564,713
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($123,564,713 ÷ 8,247,845 shares outstanding)		$14.98
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $2,447,609.

(2)
Securities with an aggregate market value of  $2,447,609 were out on loan in exchange for $2,508,484 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$121,719,709	$—	$—	$121,719,709
Short-Term Investments	4,434,414	—	—	4,434,414
Total Investments in Securities	$126,154,123	$—	$—	$126,154,123

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, EULAV Asset Management (the “Adviser”) invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).
Manager Discussion of Fund Performance
Below, Value Line Income and Growth Fund, Inc. portfolio managers Cynthia Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 1.13% during the six months ended June 30, 2015. This compares to the 0.70% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund benefited from being overweighted equities and underweighted fixed income throughout the six-month reporting period. With U.S. equities, as measured by the S&P 500® Index, up 1.23% during the semi-annual period, and bonds, as measured by the Barclays Index, posting a return of  -0.10%, this asset allocation clearly added value. Security selection overall within all asset classes — equity, fixed income and convertibles — also proved beneficial. Within the equity portion of the Fund, having larger weightings in the better performing sectors helped as well. However, the Fund’s allocation to cash equivalents during a period of an equity market gain, albeit a modest one, was a slight drag on the Fund’s relative performance.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the information technology and materials sectors contributed most positively to the Fund’s results. Having overweighted allocation to health care and consumer discretionary, the two best performing sectors in the S&P 500® Index during the semi-annual period, and having underweighted allocations to utilities and energy, the two weakest performing sectors in the S&P 500® Index during the semi-annual period, also boosted relative results. Detracting most from relative results was stock selection in the consumer discretionary, industrials, energy, consumer staples and telecommunication services sectors. There were no significant detractors from a sector allocation perspective during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the Fund’s relative results were Internet media company IAC/InterActive, specialty coffee retailer Starbucks and ski mountain resort operator Vail Resorts. IAC/InterActive, which is not a component of the S&P 500® Index, saw its shares gain significantly, and thus it was a strong relative contributor. Its shares rose on better than expected earnings reports and on the company’s announced plans to pursue an Initial Public Offering of The Match Group, one of its assets, which specializes in online dating services, during the fourth quarter of 2015. Shares of Starbucks rose on better than expected earnings results. Vail Resorts saw its share price increase substantially on solid results, despite less than ideal weather conditions for skiing this season. We added to the Fund’s positions in IAC/Interactive and Vail Resorts during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were Michael Kors Holdings, Micron Technology and Delta Air Lines. Michael Kors Holdings, which is a global luxury lifestyle brand operating in retail, wholesale and licensing, saw its shares decline during the semi-annual period on lower than expected U.S. same-store sales. We added to the Fund’s position in Michael Kors Holdings, as we felt that, despite the disappointment, its shares were undervalued given the company’s growth prospects. Shares of semiconductor device manufacturer Micron Technology declined on disappointing results, and we opted to add to the Fund’s position on its share price weakness based on our view of the company’s prospects ahead. Airline stocks broadly underperformed during the semi-annual period on worries about higher levels of competition in the U.S. market — despite the tailwind of lower fuel costs. Delta Air Lines was no exception. We added to the Fund’s position in Delta Air Lines during the semi-annual period given our view that such worries would be temporary.

VALUE LINE INCOME AND GROWTH FUND, INC. (continued)

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, among the positions we initiated was Vertex Pharmaceuticals, whose shares we purchased opportunistically when the biotechnology industry experienced some broad-based weakness. Vertex Pharmaceuticals is a leading U.S.-based large-cap biotechnology firm with a dominant and expanding focus on therapies targeting cystic fibrosis (CF). The company recently received Food and Drug Administration (FDA) approval for Orkambi, the first treatment approved for homozygous F508del patients, which targets approximately 35% to 40% of CF patients. We believe that Orkambi may well be a significant driver for Vertex Pharmaceuticals’ revenues, earnings and share price in the coming years.
We established a Fund position in HanesBrands on a pullback in its share price during the semi-annual period. HanesBrands is a leading manufacturer and marketer of basic apparel. HanesBrands owns a collection of well-known brands that include Hanes, Champion, Bali and Maidenform.
We sold the Fund’s position in Las Vegas Sands, a global company with a leading position in integrated resort development and operation. As gaming revenues in Las Vegas Sand’s important region of Macau remained under pressure, we felt such a headwind would continue to impact earnings results and its share price going forward.
We exited the Fund’s position in cable and satellite company Time Warner Cable after Charter Communications made an offer to acquire the company. This was after Comcast dropped its acquisition bid.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we decreased weightings relative to the S&P 500® Index in the financials, industrials and utilities sectors, and we increased relative positions in the consumer discretionary, health care and information technology sectors.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, health care and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, consumer staples and utilities sectors and was rather neutrally weighted to the S&P 500® Index in the industrials, materials and telecommunication services sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a positive effect on its performance relative to the Barclays Index during the reporting period. We kept the Fund’s duration short that of the Barclays Index by approximately 1/3 year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
The fixed income portion of the Fund’s position in and issue selection among corporate bonds, both investment grade and high yield, was the strongest positive contributor to its relative performance. Investors were attracted to their relatively higher yields in a time of still relatively low rates. The biggest detractors from the fixed income portion of the Fund’s results were U.S. Treasuries. While an underweighting at the long-term end of the U.S. Treasury yield curve, where rates rose most steeply, added to performance, an underweighting in intermediate-term U.S. Treasuries materially detracted, as this segment of the yield curve ended the semi-annual period with lower rates.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we reduced the fixed income portion of the Fund’s allocation to long-term U.S. Treasury securities in anticipation of a rising rate environment. We also reduced exposure to short-term U.S. Treasury securities, reallocating those proceeds into asset-backed securities. We increased the fixed income portion of the Fund’s position in high yield corporate bonds in anticipation of a strengthening global economy. These shifts in sector weightings were implemented without notable effect on duration but enabled the fixed income portion of the Fund to gain incremental income.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2015?
At the end of June 2015, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight the securitized sector overall, specifically asset-backed securities and commercial mortgage-backed securities, but had an underweight to mortgage-backed securities. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries given our focus on enhancing investment income.

How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of December 2014, the Fund had a weighting of 73.4% in stocks, 0.5% in bonds convertible into common stocks, 20.8% in fixed income securities and 5.3% in cash equivalents. Some changes during the first half of 2015 were based on active management decisions. For example, we sought to take advantage of pullback opportunities during this volatile period in the equity market to reduce the Fund’s cash balance and use the monies to increase the Fund’s overall exposure to equities. We also eliminated the Fund’s minimal exposure to convertible bonds, as we found what we considered to be better capital appreciation and income opportunities in shares of common stocks. Other changes were due to appreciation of equities. At June 30, 2015, the Fund had a weighting of 78.1% in stocks, 0% in bonds convertible into common stocks, 21.3% in fixed income securities and 0.6% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
With short-term interest rates and inflation still low and with the Federal Reserve (the Fed) endorsing a conservative path of interest rate increases, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to seek to build a diversified equity portfolio of high quality companies with good balance sheets and cash flow generation, led by vetted management teams. We also intend to continue to monitor closely the pace of economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its timeline for raising interest rates, are likely to impact the Fund’s equity holdings. In the fixed income portion of the Fund, we intend to position for a gradual rise in rates. This includes an overweight to spread sectors, as U.S. Treasuries tend to underperform in a rising rate environment. We also intend to maintain a modest presence in high yield corporate bonds given our expectations for a strengthening U.S. economy. Based on our view of return potential across asset classes, we remained comfortable at the end of the semi-annual period with the Fund’s overweighted allocation to equities and underweighted allocation to fixed income.
As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Apple, Inc.	65,000	$8,152,625	2.1%
Celgene Corp.	68,000	7,869,980	2.0%
Facebook, Inc.	80,000	6,861,200	1.8%
JPMorgan Chase & Co.	96,000	6,504,960	1.7%
Vail Resorts, Inc.	56,000	6,115,200	1.6%
AbbVie, Inc.	90,000	6,047,100	1.6%
Starbucks Corp.	108,000	5,790,420	1.5%
General Electric Co.	210,000	5,579,700	1.4%
Lions Gate Entertainment Corp.	150,000	5,557,500	1.4%
Biogen, Inc.	13,500	5,453,190	1.4%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (78.1%)
	CONSUMER DISCRETIONARY (18.1%)
150,000	Bloomin’ Brands, Inc.	$3,202,500
43,000	Comcast Corp. Class A	2,577,420
105,000	Hanesbrands, Inc.	3,498,600
88,000	Harley-Davidson, Inc.	4,958,800
24,000	Harman International Industries, Inc.	2,854,560
41,000	Home Depot, Inc.	4,556,330
150,000	Lions Gate Entertainment Corp.(1)	5,557,500
74,000	Macy’s, Inc.	4,992,780
55,000	Michael Kors Holdings, Ltd.*	2,314,950
2,400	Priceline Group, Inc. (The)*	2,763,288
108,000	Starbucks Corp.	5,790,420
62,000	Starwood Hotels & Resorts Worldwide, Inc.	5,027,580
85,000	Texas Roadhouse, Inc.	3,181,550
47,500	Tiffany & Co.	4,360,500
42,000	TJX Companies, Inc. (The)	2,779,140
85,000	Toll Brothers, Inc.*	3,246,150
56,000	Vail Resorts, Inc.	6,115,200
24,400	Walt Disney Co. (The)	2,785,016
		70,562,284
	CONSUMER STAPLES (4.3%)
39,400	CVS Health Corp.	4,132,272
45,000	Estee Lauder Companies, Inc. (The) Class A	3,899,700
33,000	Mead Johnson Nutrition Co.	2,977,260
26,300	PepsiCo, Inc.	2,454,842
80,000	Whole Foods Market, Inc.	3,155,200
		16,619,274
	ENERGY (2.6%)
21,500	Chevron Corp.	2,074,105
27,300	ConocoPhillips	1,676,493
42,000	Enterprise Products Partners L.P.	1,255,380
30,000	Exxon Mobil Corp.	2,496,000
31,200	Schlumberger Ltd.	2,689,128
		10,191,106
	FINANCIALS (8.5%)
46,000	American Tower Corp. REIT	4,291,340
10,000	BlackRock, Inc.	3,459,800
70,000	Blackstone Group L.P. (The)	2,860,900
Shares		Value
	FINANCIALS (8.5%) (continued)
24,400	Capital One Financial Corp.	$2,146,468
51,000	Discover Financial Services	2,938,620
25,400	Health Care REIT, Inc.	1,667,002
96,000	JPMorgan Chase & Co.	6,504,960
69,000	Lamar Advertising Co. REIT Class A	3,966,120
32,200	Prudential Financial, Inc.	2,818,144
46,200	Wells Fargo & Co.	2,598,288
		33,251,642
	HEALTH CARE (16.1%)
90,000	AbbVie, Inc.	6,047,100
13,700	Allergan PLC*	4,157,402
19,000	Amgen, Inc.	2,916,880
13,500	Biogen, Inc.*	5,453,190
22,400	Bristol-Myers Squibb Co.	1,490,496
68,000	Celgene Corp.*	7,869,980
25,000	Edwards Lifesciences Corp.*	3,560,750
39,000	Gilead Sciences, Inc.	4,566,120
11,500	Intercept Pharmaceuticals, Inc. *(1)	2,775,870
35,000	Medivation, Inc.*	3,997,000
73,000	Medtronic PLC	5,409,300
47,800	Merck & Co., Inc.	2,721,254
88,388	Pfizer, Inc.	2,963,649
61,000	Sanofi-Aventis ADR	3,021,330
44,237	Teva Pharmaceutical Industries Ltd. ADR	2,614,407
26,000	Vertex Pharmaceuticals, Inc.*	3,210,480
		62,775,208
	INDUSTRIALS (7.2%)
66,000	American Airlines Group, Inc.	2,635,710
22,000	Boeing Co. (The)	3,051,840
105,000	Delta Air Lines, Inc.	4,313,400
210,000	General Electric Co.	5,579,700
109,000	Nielsen N.V.	4,879,930
30,000	Raytheon Co.	2,870,400
25,400	Union Pacific Corp.	2,422,398
22,000	United Technologies Corp.	2,440,460
		28,193,838
Shares		Value
	INFORMATION TECHNOLOGY (17.8%)
225,000	Activision Blizzard, Inc.	$5,447,250
35,000	Alibaba Group Holding, Ltd. ADR*	2,879,450
65,000	Apple, Inc.	8,152,625
36,000	Avago Technologies Ltd.	4,785,480
12,000	Baidu, Inc. ADR*	2,388,960
165,000	Cisco Systems, Inc.	4,530,900
46,000	Cognizant Technology Solutions Corp. Class A*	2,810,140
145,442	EMC Corp.	3,838,215
80,000	Facebook, Inc. Class A*	6,861,200
8,000	Google, Inc. Class A*	4,320,320
70,000	GrubHub, Inc.*	2,384,900
90,000	HomeAway, Inc.*	2,800,800
60,000	IAC/InterActiveCorp	4,779,600
70,000	Intel Corp.	2,129,050
125,000	Micron Technology, Inc. *	2,355,000
55,000	QUALCOMM, Inc.	3,444,650
56,000	Visa, Inc. Class A	3,760,400
45,000	Yelp, Inc.*	1,936,350
		69,605,290
	MATERIALS (2.0%)
37,000	LyondellBasell Industries N.V. Class A	3,830,240
36,000	Monsanto Co.	3,837,240
		7,667,480
	TELECOMMUNICATION SERVICES (1.5%)
55,000	BCE, Inc.	2,337,500
75,000	Verizon Communications, Inc.	3,495,750
		5,833,250
TOTAL COMMON STOCKS (Cost $252,026,621) (78.1%)		304,699,372
Principal Amount		Value
ASSET-BACKED SECURITIES (0.7%)
$218,000	Ally Auto Receivables Trust, Series 2015-SN1, Class A3, 1.21%, 12/20/17	218,355
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19(2)	99,678

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (0.7%) (continued)
$500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.46%, 7/20/20(2)	$503,283
130,000	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.48%, 11/20/18	130,548
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	250,584
125,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(2)	125,289
250,000	Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	249,982
300,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	300,321
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	253,092
300,000	Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	299,796
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,248
TOTAL ASSET-BACKED SECURITIES (Cost $2,536,496) (0.7%)		2,532,176
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
300,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.92%, 5/10/45(3)	304,987
300,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(3)	319,800
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%) (continued)
$250,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	$260,186
362,615	Commercial Mortgage Trust, Series 2007- GG9, Class A4, 5.44%, 3/10/39	381,232
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	504,472
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45(2)(3)	207,275
137,978	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.19%, 12/25/45(2)(3)	142,029
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(2)(3)	120,896
222,095	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	215,704
250,000	GNMA, Series 2013-12, Class B, 2.32%, 11/16/52(3)	240,592
350,000	GS Mortgage Securities Trust, Series 2006- GG6, Class A4, 5.55%, 4/10/38(3)	351,986
250,000	GS Mortgage Securities Trust, Series 2012- GCJ7, Class A4, 3.38%, 5/10/45	259,182
189,191	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	203,113
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013- C12, Class A2, 3.00%, 10/15/46	103,403
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	205,072
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%) (continued)
$193,336	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.23%, 4/25/45(3)	$194,238
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	247,541
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,400,221) (1.1%)		4,261,708
CORPORATE BONDS & NOTES (8.5%)
	BASIC MATERIALS (0.6%)
200,000	ArcelorMittal, Senior Unsecured Notes, 5.25%, 2/25/17	207,750
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(1)	148,500
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(2)	193,483
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	255,837
150,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	159,671
375,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	391,508
560,000	Southern Copper Corp., Senior Unsecured Notes, 6.38%, 7/27/15	560,813
250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	263,125
		2,180,687
	COMMUNICATIONS (0.7%)
250,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19(1)	250,125
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	244,287
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	185,369

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (8.5%) (continued)
	COMMUNICATIONS (0.7%) (continued)
$250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	$251,438
200,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	201,725
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	256,875
150,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	147,769
100,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	104,000
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	282,445
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	256,680
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	250,260
156,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	158,531
250,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24(1)	244,787
		2,834,291
	CONSUMER, CYCLICAL (1.0%)
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19(1)	289,033
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	149,205
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	504,648
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18(1)	250,622
300,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	301,406
Principal Amount		Value
	CONSUMER, CYCLICAL (1.0%) (continued)
$99,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(2)	$101,114
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	164,907
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	505,882
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	158,182
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	100,799
200,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	210,790
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	155,146
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	111,000
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	244,940
500,000	Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	507,500
		3,755,174
	CONSUMER, NON-CYCLICAL (1.1%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	147,545
105,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	105,554
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	144,303
250,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	253,942
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	253,772
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	245,000
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.1%) (continued)
$350,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	$358,134
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	200,717
250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	254,075
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20(1)	255,313
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45(2)	138,103
250,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	251,831
250,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	263,550
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	154,875
350,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	348,937
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	98,619
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	94,898
150,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	161,250
200,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	199,978
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	99,868
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	201,747
		4,232,011
	ENERGY (0.5%)
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	164,611

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.5%) (continued)
	ENERGY (0.5%) (continued)
$150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	$145,186
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	179,973
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	475,148
250,000	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, 11/1/22(1)	236,969
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	147,013
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	149,074
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22(1)	209,893
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	264,208
100,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	112,941
		2,085,016
	FINANCIAL (3.6%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	193,088
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	206,000
150,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	154,688
250,000	American Express Co., Senior Unsecured Notes, 0.87%, 5/22/18(3)	249,218
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	274,229
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	251,391
Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$300,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 3.45%, 6/1/25	$295,000
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	164,475
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	329,552
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	309,426
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	268,623
290,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	323,813
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%, 9/1/23	243,022
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,654
250,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 5/15/17	257,800
250,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44(1)	254,507
150,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	148,981
350,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	349,953
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	251,541
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	99,701
250,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	249,235
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	109,436
Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$242,918
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	262,005
200,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	203,066
250,000	General Electric Capital Corp. MTN, Guaranteed Notes, 1.03%, 8/11/15(3)	249,989
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	316,522
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	117,295
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	149,657
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	271,544
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22(1)	261,743
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	278,750
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	535,836
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	258,112
150,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	147,275
200,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(1)(2)	211,231
150,000	Mizuho Bank, Ltd., Guaranteed Notes, 3.20%, 3/26/25(2)	147,145
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17(1)	527,473

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (8.5%) (continued)
	FINANCIAL (3.6%) (continued)
$250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	$265,927
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	252,310
300,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	305,112
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19(1)	253,606
500,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	499,664
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	149,237
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15(1)	150,414
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	245,778
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	280,492
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	296,419
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,068
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	100,761
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20(1)	148,956
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	251,318
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22(1)	513,604
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	177,559
Principal Amount		Value
	FINANCIAL (3.6%) (continued)
$100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	$118,477
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	286,365
		13,864,961
	INDUSTRIAL (0.5%)
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	148,313
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	138,346
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15(2)	99,955
254,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	267,335
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	244,983
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	246,101
314,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.20%, 3/1/16	318,837
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	539,813
		2,003,683
	TECHNOLOGY (0.2%)
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,357
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	125,401
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42(1)	93,929
150,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, 8/1/23(1)(2)	143,813
250,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	243,620
Principal Amount		Value
	TECHNOLOGY (0.2%) (continued)
$200,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25(1)(2)	$198,770
		855,890
	UTILITIES (0.3%)
100,000	Consumers Energy Co., 3.13%, 8/31/24	99,317
250,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	274,951
250,000	Florida Power & Light Co., 4.05%, 6/1/42	243,454
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	152,048
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	239,598
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	250,603
		1,259,971
TOTAL CORPORATE BONDS & NOTES (Cost $33,190,821) (8.5%)		33,071,684
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
100,000	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, 6/15/45	92,500
250,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	250,267
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(1)	275,625
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	261,562
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $871,113) (0.2%)		879,954

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.6%)
	CALIFORNIA (0.2%)
$100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	$102,917
200,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	258,348
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	92,479
250,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	247,595
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	60,775
		762,114
	FLORIDA (0.0%)
75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	82,630
	NEW YORK (0.2%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	254,320
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	204,453
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	109,465
Principal Amount		Value
	NEW YORK (0.2%) (continued)
$250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	$238,375
		806,613
	TENNESSEE (0.1%)
125,000	Metropolitan Government of Nashville & Davidson County Tennessee Convention Center Authority, Build America Bonds, Revenue Bonds, Subser. B, 4.86%, 7/1/16	129,600
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	267,265
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	233,540
		500,805
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,301,104) (0.6%)		2,281,762
SHORT-TERM MUNICIPAL SECURITIES (0.1%)
	ILLINOIS (0.1%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	255,822
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $256,485) (0.1%)		255,822
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.0%)
$500,000	FHLB, 1.13%, 3/10/17	$503,789
250,000	FHLB, 3.13%, 12/8/17	263,317
175,000	FHLB, 2.75%, 6/8/18	183,137
250,000	FHLB, 1.63%, 2/27/19	252,987
415,000	FHLB, 4.13%, 12/13/19	458,209
1,000,000	FHLB, 3.25%, 6/9/23	1,051,498
388,812	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	386,155
76,951	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	84,855
270,873	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	299,027
72,460	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	78,452
185,139	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	195,811
286,896	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	297,533
76,128	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	82,153
502,147	FHLMC Gold Pool #A86830, 4.50%, 6/1/39	542,133
76,429	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	82,724
296,059	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	313,737
356,936	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	355,957
66,012	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	65,831
745,965	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	787,924
650,900	FHLMC Gold Pool #Q04096, 4.00%, 10/1/41	689,632
154,974	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	159,805
100,455	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	103,593
500,000	FNMA, 2.00%, 9/21/15	502,095
500,000	FNMA, 0.38%, 12/21/15	500,356
500,000	FNMA, 0.88%, 5/21/18	497,007

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.0%) (continued)
$81,646	FNMA Pool #254733, 5.00%, 4/1/23	$90,104
292,632	FNMA Pool #745275, 5.00%, 2/1/36	323,665
34,267	FNMA Pool #832199, 4.50%, 7/1/35	37,157
355,192	FNMA Pool #844809, 5.00%, 11/1/35	392,566
10,718	FNMA Pool #910242, 5.00%, 3/1/37	11,847
51,790	FNMA Pool #973333, 4.50%, 2/1/38	56,121
10,469	FNMA Pool #975116, 5.00%, 5/1/38	11,548
181,623	FNMA Pool #AA0466, 4.50%, 2/1/39	196,473
10,841	FNMA Pool #AB1259, 5.00%, 7/1/40	11,989
337,717	FNMA Pool #AB1796, 3.50%, 11/1/40	348,922
177,190	FNMA Pool #AB2660, 3.50%, 5/1/21	186,921
114,317	FNMA Pool #AB3218, 3.50%, 7/1/31	119,298
540,972	FNMA Pool #AB3900, 3.00%, 11/1/26	561,782
19,917	FNMA Pool #AB3943, 4.00%, 11/1/41	21,202
350,770	FNMA Pool #AB5231, 2.50%, 5/1/27	357,634
191,956	FNMA Pool #AC5822, 4.50%, 5/1/40	208,100
300,190	FNMA Pool #AD7128, 4.50%, 7/1/40	325,181
193,861	FNMA Pool #AD8529, 4.50%, 8/1/40	210,035
739,040	FNMA Pool #AE9759, 4.00%, 12/1/40	787,433
193,663	FNMA Pool #AH2084, 4.00%, 12/1/40	205,200
174,957	FNMA Pool #AH3226, 5.00%, 2/1/41	193,772
307,493	FNMA Pool #AH4493, 4.50%, 2/1/41	332,434
484,650	FNMA Pool #AH6186, 4.00%, 2/1/41	516,252
280,692	FNMA Pool #AH8932, 4.50%, 4/1/41	303,459
192,372	FNMA Pool #AI1019, 4.50%, 5/1/41	208,289
702,676	FNMA Pool #AJ9278, 3.50%, 12/1/41	726,316
25,583	FNMA Pool #AK6513, 4.00%, 3/1/42	27,207
484,609	FNMA Pool #AL0160, 4.50%, 5/1/41	525,245
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.0%) (continued)
$705,788	FNMA Pool #AL0657, 5.00%, 8/1/41	$781,902
59,286	FNMA Pool #AL3192, 5.00%, 5/1/42	65,622
381,588	FNMA Pool #AQ1853, 3.00%, 11/1/42	382,219
284,195	FNMA Pool #AS0560, 4.50%, 9/1/43	307,486
428,669	FNMA Pool #AS0865, 2.50%, 10/1/28	436,564
158,078	FNMA Pool #AS1529, 3.00%, 1/1/29	163,885
191,552	FNMA Pool #AS4503, 3.00%, 2/1/30	198,589
300,000	FNMA Pool #AS4928, 3.50%, 5/1/45	311,766
74,155	FNMA Pool #AT8849, 4.00%, 6/1/43	78,725
194,359	FNMA Pool #AU1847, 3.00%, 9/1/43	194,379
217,254	FNMA Pool #AU3621, 3.00%, 7/1/43	217,410
347,080	FNMA Pool #AU5409, 3.00%, 8/1/43	346,160
213,574	FNMA Pool #AU6562, 3.50%, 12/1/43	220,346
91,439	FNMA Pool #AU7025, 3.00%, 11/1/43	91,449
70,627	FNMA Pool #AX1138, 3.50%, 9/1/44	72,866
432,913	FNMA Pool #AY2728, 2.50%, 2/1/30	438,572
38,726	FNMA Pool #MA0406, 4.50%, 5/1/30	41,895
135,512	FNMA Pool #MA0577, 3.50%, 11/1/20	142,953
396,401	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	393,951
261,558	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	256,683
105,654	GNMA I Pool #539285, 3.00%, 5/15/42	106,811
48,753	GNMA I Pool #744842, 3.00%, 5/15/42	49,287
208,456	GNMA II Pool #MA1520, 3.00%, 12/20/43	211,775
389,578	GNMA II Pool #MA1521, 3.50%, 12/20/43	405,038
774,473	GNMA II Pool #MA1839, 4.00%, 4/20/44	821,344
544,552	GNMA II Pool #MA1922, 5.00%, 5/20/44	597,718
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.0%) (continued)
$93,870	GNMA II Pool #MA2445, 3.50%, 12/20/44	$97,888
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $23,349,943) (6.0%)		23,467,152
U.S. TREASURY OBLIGATIONS (4.1%)
250,000	U.S. Treasury Bonds, 5.25%, 11/15/28	325,860
550,000	U.S. Treasury Bonds, 5.25%, 2/15/29	717,707
500,000	U.S. Treasury Bonds, 3.13%, 11/15/41	503,398
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	232,598
900,000	U.S. Treasury Bonds, 2.88%, 5/15/43	857,672
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	224,969
250,000	U.S. Treasury Bonds, 3.63%, 2/15/44	274,863
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	105,039
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	300,492
100,000	U.S. Treasury Bonds, 3.00%, 11/15/44	97,820
600,000	U.S. Treasury Notes, 0.38%, 4/30/16	600,422
600,000	U.S. Treasury Notes, 1.50%, 6/30/16	606,937
1,000,000	U.S. Treasury Notes, 0.38%, 10/31/16	999,375
600,000	U.S. Treasury Notes, 1.00%, 10/31/16	604,547
250,000	U.S. Treasury Notes, 0.50%, 11/30/16	250,156
100,000	U.S. Treasury Notes, 0.63%, 12/31/16	100,211
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	99,984
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	250,567
680,000	U.S. Treasury Notes, 0.75%, 12/31/17	678,566
350,000	U.S. Treasury Notes, 0.75%, 3/31/18	348,223
900,000	U.S. Treasury Notes, 1.38%, 9/30/18	907,453
1,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	1,007,734
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	100,352
450,000	U.S. Treasury Notes, 1.63%, 12/31/19	451,863
550,000	U.S. Treasury Notes, 3.63%, 2/15/20	600,660

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.1%) (continued)
$250,000	U.S. Treasury Notes, 1.25%, 2/29/20	$246,309
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	594,094
250,000	U.S. Treasury Notes, 1.13%, 4/30/20	244,258
600,000	U.S. Treasury Notes, 1.38%, 4/30/20	593,437
350,000	U.S. Treasury Notes, 2.25%, 4/30/21	357,328
200,000	U.S. Treasury Notes, 1.88%, 11/30/21	198,703
450,000	U.S. Treasury Notes, 2.13%, 12/31/21	453,515
600,000	U.S. Treasury Notes, 1.75%, 3/31/22	589,125
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	48,469
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	148,359
100,000	U.S. Treasury Notes, 2.75%, 2/15/24	103,820
200,000	U.S. Treasury Notes, 2.50%, 5/15/24	203,422
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	452,426
220,000	U.S. Treasury Notes, 2.25%, 11/15/24	218,659
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	97,156
300,000	U.S. Treasury Notes, 2.13%, 5/15/25	294,563
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,909,467) (4.1%)		16,091,111
Shares		Value
SHORT-TERM INVESTMENTS (4.0%)
	MONEY MARKET FUNDS (4.0%)
$1,819,856	State Street Institutional Liquid Reserves Fund	$1,819,856
13,893,850	State Street Navigator Securities Lending Prime Portfolio(4)	13,893,850
TOTAL SHORT-TERM INVESTMENTS (Cost $15,713,706) (4.0%)		15,713,706
TOTAL INVESTMENT SECURITIES (103.4%) (Cost $350,555,977)		$403,254,447
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.4%)		(13,274,228)
NET ASSETS (100%)		$389,980,219
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($389,980,219 ÷ 41,170,049 shares outstanding)		$9.47
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $13,666,624.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $13,666,624 were out on loan in exchange for $13,893,850 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments In Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$304,699,372	$—	$—	$304,699,372
Asset-Backed Securities	—	2,532,176	—	2,532,176
Commercial Mortgage-Backed Securities	—	4,261,708	—	4,261,708
Corporate Bonds & Notes*	—	33,071,684	—	33,071,684
Foreign Government Obligations	—	879,954	—	879,954
Long-Term Municipal Securities*	—	2,281,762	—	2,281,762
Short-Term Municipal Securities	—	255,822	—	255,822
U.S. Government Agency Obligations	—	23,467,152	—	23,467,152
U.S. Treasury Obligations	—	16,091,111	—	16,091,111
Short-Term Investments	15,713,706	—	—	15,713,706
Total Investments in Securities	$320,413,078	$82,841,369	$—	$403,254,447
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s sole investment objective is to realize capital growth.
To achieve the Fund’s investment objective EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of larger companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Effective April 1, 2015, Value Line Larger Companies Fund, Inc. was renamed Value Line Larger Companies Focused Fund. Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cynthia Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 5.97% during the six months ended June 30, 2015. This compares to the 1.23% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, attributable primarily to effective stock selection. The Fund’s focus on large-cap growth stocks particularly helped, as growth stocks outperformed value stocks during the reporting period. Also, while sector allocation as a whole had a rather neutral impact, an emphasis on faster growing sectors of the market, such as health care and consumer discretionary, boosted relative results.
Which equity market sectors most significantly affected Fund performance?
Effective stock selection in the health care, consumer staples and energy sectors contributed most positively to the Fund’s performance. Having an overweighted allocation to health care, which was the strongest performing sector in the S&P 500® Index during the semi-annual period, and an underweighted allocation to energy, which was the second weakest sector in the S&P 500® Index during the semi-annual period, also helped.
Partially offsetting these positive contributors was stock selection in the industrials, materials and consumer discretionary sectors, which detracted.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were specialty coffee retailer Starbucks, clinical-stage biopharmaceutical company Pharmacyclics and interactive entertainment software developer Activision Blizzard. Shares of Starbucks and Activision Blizzard each rose on better than expected earnings results. We modestly trimmed the Fund’s position in each on strength. The Fund’s holding in Pharmacyclics was a short-lived one, but a well-timed one. After we initiated a position in the Fund in January 2015, its shares rose sharply upon receiving a buyout offer from AbbVie in March 2015, valuing the company at $21 billion. We subsequently sold the Fund’s position in Pharmacyclics, taking profits.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were Michael Kors Holdings, Micron Technology and Delta Air Lines. Michael Kors Holdings, which is a global luxury lifestyle brand operating in retail, wholesale and licensing, saw its shares decline during the semi-annual period on lower than expected U.S. same-store sales. We added to the Fund’s position in Michael Kors Holdings, as we felt that, despite the disappointment, its shares were undervalued given the company’s growth prospects. Shares of semiconductor device manufacturer Micron Technology declined on disappointing results, and we opted to add to the Fund’s position on its share price weakness based on our view of the company’s prospects ahead. Airline stocks broadly underperformed during the semi-annual period on worries about higher levels of competition in the U.S. market — despite the tailwind of lower fuel costs. Delta Air Lines was no exception. We added to the Fund’s position in Delta Air Lines during the semi-annual period given our view that such worries would be temporary.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we initiated a Fund position in investment services firm Charles Schwab. We believe that Charles Schwab is well positioned to grow its earnings in the coming years and stands to benefit from higher interest rates. We established a Fund position in Netflix on a pullback in its share price and before it reported its first calendar quarter earnings in April 2015. Netflix is the world’s leading Internet television network, with more than 42 million subscribers in the U.S. and approximately 23 million subscribers internationally. We believe Netflix has a virtually open-ended opportunity to target television subscribers from around the globe.
We sold the Fund’s position in oil and gas exploration and production company EOG Resources, as we were concerned about the impact of lower oil prices on its current and future earnings. We eliminated the Fund’s positions in two health care companies — Pharmacyclics, mentioned earlier, and Salix Pharmaceuticals, after each of these companies received a buyout offer during the semi-annual period. Pharmacyclics agreed to be acquired by AbbVie, and Salix Pharmaceuticals agreed to be acquired by Valeant Pharmaceuticals.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2015, we increased the Fund’s weightings relative to the S&P 500® Index in the consumer discretionary and financials sectors and decreased the Fund’s relative weightings in the energy and information technology sectors.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, health care and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy, industrials, consumer staples and materials sectors on the same date. The Fund had no exposure to the utilities and telecommunication services sectors at the end of June 2015.
What is your tactical view and strategy for the months ahead?
On a macro level, the U.S. economy appears to be improving overall, and we saw this at the end of the semi-annual period in important data points ranging from a strengthening labor market, with unemployment down to 5.3%, to consumer spending in May 2015 increasing .9%, a six-year high.
That said, as we look toward the second half of 2015, regardless of economic or market conditions, we intend to continue to look for and to emphasize leading larger-capitalization growth stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness™ Ranking System. As of June 30, 2015, a majority of the Fund’s assets were in stocks that met these criteria. We intend to seek investments in a diversified but focused portfolio of high quality companies that we believe are well positioned to grow sales and earnings over the next few years, regardless of the pace of economic growth or the interest rate environment. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Facebook, Inc.	130,000	$11,149,450	4.9%
Celgene Corp.	95,500	11,052,693	4.8%
Starbucks Corp.	192,000	10,294,080	4.5%
Biogen, Inc.	23,500	9,492,590	4.2%
Apple, Inc.	73,000	9,156,025	4.0%
Google, Inc.	16,000	8,640,640	3.8%
Activision Blizzard, Inc.	290,000	7,020,900	3.1%
Harley-Davidson, Inc.	120,000	6,762,000	3.0%
Medivation, Inc.	58,000	6,623,600	2.9%
Gilead Sciences, Inc.	56,000	6,556,480	2.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2015

Shares		Value
COMMON STOCKS (99.9%)
	CONSUMER DISCRETIONARY (24.7%)
12,500	Amazon.com, Inc.*	$5,426,125
50,000	Comcast Corp. Class A	2,997,000
70,000	Discovery Communications, Inc. Class A*(1)	2,328,200
120,000	Harley-Davidson, Inc.	6,762,000
88,000	Michael Kors Holdings, Ltd.*	3,703,920
6,500	Netflix, Inc.*	4,270,110
42,000	NIKE, Inc. Class B	4,536,840
4,500	Priceline Group, Inc. (The)*	5,181,165
192,000	Starbucks Corp.	10,294,080
16,000	Tesla Motors, Inc.*(1)	4,292,160
52,000	TJX Companies, Inc. (The)	3,440,840
90,000	Urban Outfitters, Inc.*	3,150,000
		56,382,440
	CONSUMER STAPLES (6.8%)
48,000	Constellation Brands, Inc. Class A	5,568,960
46,000	Estee Lauder Companies, Inc. (The) Class A	3,986,360
44,000	Monster Beverage Corp.*	5,896,880
		15,452,200
	ENERGY (1.4%)
37,000	Schlumberger Ltd.	3,189,030
	FINANCIALS (5.3%)
10,500	BlackRock, Inc.	3,632,790
95,000	Charles Schwab Corp. (The)	3,101,750
80,000	JPMorgan Chase & Co.	5,420,800
		12,155,340
	HEALTH CARE (26.0%)
20,000	Allergan PLC*	6,069,200
23,500	Biogen, Inc.*	9,492,590
Shares		Value
	HEALTH CARE (26.0%) (continued)
19,000	BioMarin Pharmaceutical, Inc.*	$2,598,820
95,500	Celgene Corp.*	11,052,693
50,000	Cerner Corp.*	3,453,000
32,000	Edwards Lifesciences Corp.*	4,557,760
56,000	Gilead Sciences, Inc.	6,556,480
10,500	Intercept Pharmaceuticals, Inc.*(1)	2,534,490
73,000	Medidata Solutions, Inc.*	3,965,360
58,000	Medivation, Inc.*	6,623,600
14,000	Perrigo Co. PLC	2,587,620
		59,491,613
	INDUSTRIALS (3.7%)
140,000	Delta Air Lines, Inc.	5,751,200
16,500	FedEx Corp.	2,811,600
		8,562,800
	INFORMATION TECHNOLOGY (29.9%)
290,000	Activision Blizzard, Inc.	7,020,900
41,000	Alibaba Group Holding, Ltd. ADR*	3,373,070
73,000	Apple, Inc.	9,156,025
22,000	Baidu, Inc. ADR*	4,379,760
75,000	Cognizant Technology Solutions Corp. Class A*	4,581,750
16,000	CoStar Group, Inc.*	3,220,160
130,000	Facebook, Inc. Class A*	11,149,450
16,000	Google, Inc. Class A*	8,640,640
80,000	HomeAway, Inc.*	2,489,600
160,000	Micron Technology, Inc.*	3,014,400
145,000	Pandora Media, Inc.*	2,253,300
40,000	QUALCOMM, Inc.	2,505,200
96,000	Visa, Inc. Class A	6,446,400
		68,230,655
Shares		Value
	MATERIALS (2.1%)
45,000	Monsanto Co.	$4,796,550
TOTAL COMMON STOCKS (Cost $177,891,128) (99.9%)		228,260,628
SHORT-TERM INVESTMENTS (4.2%)
	MONEY MARKET FUNDS (4.2%)
286,412	State Street Institutional Liquid Reserves Fund	286,412
9,235,125	State Street Navigator Securities Lending Prime Portfolio(2)	9,235,125
TOTAL SHORT-TERM INVESTMENTS (Cost $9,521,537) (4.2%)		9,521,537
TOTAL INVESTMENT SECURITIES (104.1%) (Cost $187,412,665)		$237,782,165
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.1%)		(9,383,683)
NET ASSETS (100%)		$228,398,482
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($228,398,482 ÷ 8,527,062 shares outstanding)		$26.79
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $9,154,850.

(2)
Securities with an aggregate market value of  $9,154,850 were out on loan in exchange for $9,235,125 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$228,260,628	$—	$—	$228,260,628
Short-Term Investments	9,521,537	—	—	9,521,537
Total Investments in Securities	$237,782,165	$—	$—	$237,782,165
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2015 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$372,778,453	$126,154,123	$403,254,447	$237,782,165
Cash	1,309	—	—	—
Interest and dividends receivable	332,057	64,062	896,922	69,185
Receivable for capital shares sold	247,585	3,242	384,516	15,845
Prepaid expenses	19,090	12,942	23,447	17,046
Receivable for securities lending income	6,052	409	5,807	2,528
Receivable for securities sold	—	—	96,071	—
Other receivables	1,419	—	—	—
Total Assets	373,385,965	126,234,778	404,661,210	237,886,769
Liabilities:
Payable upon return of securities on loan (See Note 1J)	6,922,235	2,508,484	13,893,850	9,235,125
Payable for securities purchased	1,883,265	—	—	—
Payable for capital shares redeemed	146,622	6,493	356,060	15,323
Accrued expenses:
Advisory fee	229,164	71,366	216,733	143,911
Service and distribution plan fees	75,782	25,642	81,126	28,571
Directors’ fees and expenses	6,750	1,212	1,030	1,990
Other	158,614	56,868	132,192	63,367
Total Liabilities	9,422,432	2,670,065	14,680,991	9,488,287
Net Assets	$363,963,533	$123,564,713	$389,980,219	$228,398,482
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 respectively, shares)	$10,513,303	$8,247,845	$41,170,049	$8,527,062
Additional paid-in capital	136,161,141	88,286,079	281,624,350	155,813,435
Undistributed/(distributions in excess of) net investment income	(324,241)	(341,854)	261,624	(492,379)
Accumulated net realized gain/(loss) on investments and foreign currency	36,589,309	(4,824,436)	14,226,069	14,180,864
Net unrealized appreciation of:
Investments and foreign currency translations	181,024,021	32,197,079	52,698,127	50,369,500
Net Assets	$363,963,533	$123,564,713	$389,980,219	$228,398,482
Shares Outstanding	10,513,303	8,247,845	41,170,049	8,527,062
Net Asset Value, Offering and Redemption Price per Outstanding Share	$34.62	$14.98	$9.47	$26.79
* Includes securities on loan of	$6,783,057	$2,447,609	$13,666,624	$9,154,850
Cost of investments	$191,754,323	$93,957,044	$350,555,977	$187,412,665
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2015 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $37,594, $4,379, $46,729 and $0, respectively)	$1,950,102	$425,312	$2,724,323	$764,600
Interest	1,230	3,250	1,191,625	248
Securities lending income	29,563	3,376	25,314	12,697
Total Income	1,980,895	431,938	3,941,262	777,545
Expenses:
Advisory fee	1,392,366	429,778	1,275,372	852,710
Service and distribution plan fees	464,122	155,763	480,991	284,237
Sub-transfer agent fees	41,942	3,153	31,227	5,531
Custodian fees	35,529	21,012	51,352	21,253
Auditing and legal fees	96,003	35,456	89,835	56,884
Transfer agent fees	110,089	66,542	99,144	75,594
Directors’ fees and expenses	43,858	13,847	41,850	25,633
Printing and postage	61,751	18,504	51,246	22,746
Registration and filing fees	15,688	14,294	14,625	13,447
Insurance	22,227	7,177	20,522	12,502
Other	21,561	8,242	21,010	13,082
Total Expenses Before Fees Waived (See Note 5)	2,305,136	773,768	2,177,174	1,383,619
Less: Service and Distribution Plan Fees Waived	—	—	—	(113,695)
Net Expenses	2,305,136	773,768	2,177,174	1,269,924
Net Investment Income/(Loss)	(324,241)	(341,830)	1,764,088	(492,379)
Net Realized and Unrealized Gain/ (Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	19,386,741	2,575,609	10,008,537	6,189,218
Foreign currency translations	(1,503)	(368)	(661)	—
	19,385,238	2,575,241	10,007,876	6,189,218
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(10,350,416)	1,412,769	(7,567,341)	7,397,120
Foreign currency transactions	41	62	(84)	—
	(10,350,375)	1,412,831	(7,567,425)	7,397,120
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	9,034,863	3,988,072	2,440,451	13,586,338
Net Increase in Net Assets from Operations	$8,710,622	$3,646,242	$4,204,539	$13,093,959
See Notes to Financial Statements.

[This Page Intentionally Left Blank.]

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2015 (unaudited) and
for the Year Ended December 31, 2014

	Value Line Premier Growth Fund, Inc.
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(324,241)	$57,514
Net realized gain on investments and foreign currency	19,385,238	41,179,740
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(10,350,375)	(16,345,487)
Net increase in net assets from operations	8,710,622	24,891,767
Distributions to Shareholders from:
Net investment income	—	(61,622)
Net realized gain from investment transactions	—	(25,724,253)
Total distributions	—	(25,785,875)
Share Transactions:
Proceeds from sale of shares	6,602,561	13,323,691
Proceeds from reinvestment of dividends and distributions to shareholders	—	24,811,248
Cost of shares redeemed	(30,554,412)	(60,109,021)
Net increase/(decrease) in net assets from capital share transactions	(23,951,851)	(21,974,082)
Total increase/(decrease) in net assets	(15,241,229)	(22,868,190)
Net Assets:
Beginning of period	379,204,762	402,072,952
End of period	$363,963,533	$379,204,762
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$(324,241)	$—
Capital Share Transactions:
Shares sold	191,684	386,218
Shares issued to shareholders in reinvestment of dividends and distributions	—	732,327
Shares redeemed	(885,546)	(1,739,937)
Net increase/(decrease)	(693,862)	(621,392)

	Value Line Mid Cap Focused Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(341,830)	$(76,522)	$1,764,088	$4,038,206	$(492,379)	$(143,731)
Net realized gain on investments and foreign currency	2,575,241	35,534,781	10,007,876	48,168,245	6,189,218	68,533,138
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,412,831	(26,132,673)	(7,567,425)	(17,252,522)	7,397,120	(43,178,464)
Net increase in net assets from operations	3,646,242	9,325,586	4,204,539	34,953,929	13,093,959	25,210,943
Distributions to Shareholders from:
Net investment income	—	(53,892)	(1,502,464)	(3,856,847)	—	(821,402)
Net realized gain from investment transactions	—	—	—	(47,080,686)	—	(26,337,659)
Total distributions	—	(53,892)	(1,502,464)	(50,937,533)	—	(27,159,061)
Share Transactions:
Proceeds from sale of shares	914,431	2,529,342	47,638,573	54,875,559	2,612,503	2,437,081
Proceeds from reinvestment of dividends and distributions to shareholders	—	51,031	1,385,009	47,389,404	—	25,892,967
Cost of shares redeemed	(6,325,614)	(11,790,448)	(34,452,589)	(44,272,311)	(7,855,563)	(17,342,815)
Net increase/(decrease) in net assets from capital share transactions	(5,411,183)	(9,210,075)	14,570,993	57,992,652	(5,243,060)	10,987,233
Total increase/(decrease) in net assets	(1,764,941)	61,619	17,273,068	42,009,048	7,850,899	9,039,115
Net Assets:
Beginning of period	125,329,654	125,268,035	372,707,151	330,698,103	220,547,583	211,508,468
End of period	$123,564,713	$125,329,654	$389,980,219	$372,707,151	$228,398,482	$220,547,583
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$(341,854)	$(24)	$261,624	$—	$(492,379)	$—
Capital Share Transactions:
Shares sold	61,516	183,862	4,978,682	5,322,463	97,641	92,114
Shares issued to shareholders in reinvestment of dividends and distributions	—	3,508	144,688	5,007,068	—	1,012,631
Shares redeemed	(423,955)	(855,317)	(3,614,790)	(4,347,399)	(295,161)	(650,923)
Net increase/(decrease)	(362,439)	(667,947)	1,508,580	5,982,132	(197,520)	453,822

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:				Less distributions:
	Net Asset value beginning of year	Net investment income/ (loss)	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions
Value Line Premier Growth Fund, Inc.
Period ended June 30, 2015(1)	$33.84	(0.03)	0.81	0.78	—	—	—
Year ended December 31, 2014	33.99	0.01	2.29	2.30	(0.01)	(2.44)	(2.45)
Year ended December 31, 2013	28.84	0.00(4)	7.64	7.64	—	(2.49)	(2.49)
Year ended December 31, 2012	26.48	0.09	4.59	4.68	(0.09)	(2.23)	(2.32)
Year ended December 31, 2011	26.82	(0.08)	1.30	1.22	—	(1.56)	(1.56)
Year ended December 31, 2010	22.07	(0.01)(5)	4.79	4.78	(0.03)	—	(0.03)
Value Line Mid Cap Focused Fund, Inc.
Period ended June 30, 2015(1)	14.56	(0.04)	0.46	0.42	—	—	—
Year ended December 31, 2014	13.50	(0.01)	1.08	1.07	(0.01)	—	(0.01)
Year ended December 31, 2013	10.36	0.01	3.19	3.20	(0.06)	—	(0.06)
Year ended December 31, 2012	9.04	0.05	1.27	1.32	—	—	—
Year ended December 31, 2011	8.55	(0.00)(4)	0.49	0.49	(0.00)(4)	—	(0.00)(4)
Year ended December 31, 2010	6.81	0.00(4)	1.74	1.74	—	—	—
Value Line Income and Growth Fund, Inc.
Period ended June 30, 2015(1)	9.40	0.04	0.07	0.11	(0.04)	—	(0.04)
Year ended December 31, 2014	9.82	0.12	0.92	1.04	(0.11)	(1.35)	(1.46)
Year ended December 31, 2013	8.67	0.12	1.57	1.69	(0.12)	(0.42)	(0.54)
Year ended December 31, 2012	8.27	0.13	0.74	0.87	(0.13)	(0.34)	(0.47)
Year ended December 31, 2011	8.46	0.11	(0.19)	(0.08)	(0.11)	—	(0.11)
Year ended December 31, 2010	7.75	0.10	0.71	0.81	(0.10)	—	(0.10)
Value Line Larger Companies Focused Fund, Inc.
Period ended June 30, 2015(1)	25.28	(0.06)	1.57	1.51	—	—	—
Year ended December 31, 2014	25.57	(0.01)	3.23	3.22	(0.11)	(3.40)	(3.51)
Year ended December 31, 2013	19.78	0.13	5.81	5.94	(0.15)	—	(0.15)
Year ended December 31, 2012	17.34	0.16	2.40	2.56	(0.12)	—	(0.12)
Year ended December 31, 2011	17.47	0.12	(0.17)	(0.05)	(0.08)	—	(0.08)
Year ended December 31, 2010	15.40	0.09	2.08	2.17	(0.10)	—	(0.10)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
Unaudited for the six month period.

(2)
Not annualized.

(3)
Annualized.

(4)
Amount is less than $0.01 per share.

(5)
Based on average shares outstanding.

(6)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(7)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

	Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net assets**	Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate
Value Line Premier Growth Fund, Inc.
Period ended June 30, 2015(1)	$34.62	2.31%(2)	$363,964	1.24%(3)	1.24%(3)	(0.17)%(3)	10%(2)
Year ended December 31, 2014	33.84	6.75%	379,205	1.23%	1.23%	0.01%	9%
Year ended December 31, 2013	33.99	26.56%	402,073	1.24%	1.24%	(0.02)%	11%
Year ended December 31, 2012	28.84	17.80%	337,436	1.25%	1.25%	0.28%	15%
Year ended December 31, 2011	26.48	4.59%	298,428	1.24%	1.24%	(0.28)%	20%
Year ended December 31, 2010	26.82	21.66%	311,829	1.23%(6)	1.19%(7)	(0.02)%	16%
Value Line Mid Cap Focused Fund, Inc.
Period ended June 30, 2015(1)	14.98	2.88%(2)	123,565	1.24%(3)	1.24%(3)	(0.55)%(3)	10%(2)
Year ended December 31, 2014	14.56	7.90%	125,330	1.23%	1.23%	(0.06)%	61%
Year ended December 31, 2013	13.50	30.86%	125,268	1.26%	1.12%	0.05%	7%
Year ended December 31, 2012	10.36	14.60%	109,798	1.28%	1.03%	0.46%	6%
Year ended December 31, 2011	9.04	5.75%	133,336	1.29%	0.94%	(0.02)%	18%
Year ended December 31, 2010	8.55	25.55%	104,200	1.31%(6)	0.91%(7)	0.02%	27%
Value Line Income and Growth Fund, Inc.
Period ended June 30, 2015(1)	9.47	1.13%(2)	389,980	1.13%(3)	1.13%(3)	0.92%(3)	12%(2)
Year ended December 31, 2014	9.40	10.62%	372,707	1.15%	1.12%	1.17%	57%
Year ended December 31, 2013	9.82	19.55%	330,698	1.16%	1.11%	1.26%	27%
Year ended December 31, 2012	8.67	10.62%	295,705	1.19%	1.14%	1.48%	31%
Year ended December 31, 2011	8.27	(0.90)%	306,227	1.20%	1.15%	1.25%	57%
Year ended December 31, 2010	8.46	10.55%	332,695	1.14%(6)	1.05%(7)	1.22%	46%
Value Line Larger Companies Focused Fund, Inc.
Period ended June 30, 2015(1)	26.79	5.97%(2)	228,398	1.22%(3)	1.12%(3)	(0.43)%(3)	12%(2)
Year ended December 31, 2014	25.28	12.41%	220,548	1.23%	1.13%	(0.07)%	89%
Year ended December 31, 2013	25.57	30.05%	211,508	1.25%	1.06%	0.48%	8%
Year ended December 31, 2012	19.78	14.82%	184,243	1.27%	1.02%	0.72%	17%
Year ended December 31, 2011	17.34	(0.27)%	178,783	1.25%	1.00%	0.60%	30%
Year ended December 31, 2010	17.47	14.09%	199,524	1.21%(6)	0.92%(7)	0.44%	153%

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Premier Growth Fund, Inc. and Value Line Mid Cap Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The sole investment objective of the Value Line Larger Companies Focused Fund, Inc. is to realize capital growth. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

June 30, 2015

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2015, there were no Level 3 investments for each fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Repurchase Agreements:   Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Value Line Funds.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0059
Distributions per share from net realized gains	$0.0000	$2.4421
Value Line Mid Cap Focused Fund, Inc.
Dividends per share from net investment income	$0.0000	$0.0063
Value Line Income and Growth Fund, Inc.
Dividends per share from net investment income	$0.0368	$0.1147
Distributions per share from net realized gains	$0.0000	$1.3457
Value Line Larger Companies Focused Fund, Inc.
Dividends per share from net investment income	$0.0000	$1.0600
Distributions per share from net realized gains	$0.0000	$3.3972
Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

June 30, 2015

(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2015, the Value Line Funds were not invested in joint repurchase agreements.
As of June 30, 2015, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$6,783,057	$6,922,235	$6,933,302
Value Line Mid Cap Focused Fund, Inc.	2,447,609	2,508,484	2,497,988
Value Line Income and Growth Fund, Inc.	13,666,624	13,893,850	13,977,508
Value Line Larger Companies Focused Fund, Inc.	9,154,850	9,235,125	9,345,625
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

Notes to Financial Statements (unaudited) (continued)

(K) Options:   The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.
When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.
The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.
As of June 30, 2015, the Value Line Income and Growth Fund, Inc. had no open options contracts.
(L) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.    Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$34,682,214	$47,530,249	$0	$0
Value Line Mid Cap Focused Fund, Inc.	12,667,270	13,688,566	0	0
Value Line Income and Growth Fund, Inc.	73,123,883	41,308,578	6,116,084	2,911,756
Value Line Larger Companies Focused Fund, Inc.	27,867,040	33,633,813	0	0

June 30, 2015

4.   Income Taxes
At June 30, 2015, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Premier Growth Fund, Inc.	$191,754,323	$181,933,402	$(909,272)	$181,024,130
Value Line Mid Cap Focused Fund, Inc.	93,957,044	32,570,253	(373,174)	32,197,079
Value Line Income and Growth Fund, Inc.	350,555,977	60,763,463	(8,064,993)	52,698,470
Value Line Larger Companies Focused Fund, Inc.	187,412,665	59,984,033	(9,614,533)	50,369,500
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $1,392,366, $429,778, $1,275,372 and $852,710 for the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., respectively, were paid or payable to the Adviser for the six months ended June 30, 2015. For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the six months ended June 30, 2015, fees amounting to $464,122, $155,763, $480,991 and $284,237 before fee waivers for the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., respectively, were accrued under this Plan. Effective May 1, 2009, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013, the Distributor discontinued to waive Value Line Mid Cap Growth Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%; effective July 1, 2014, the Distributor discontinued to waive Value Line Income and Growth Fund, Inc.’s 12b-1 fee. Effective May 1, 2007, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013 and voluntarily renewed annually, the Distributor contractually agreed to waive the Value Line Larger Companies Focused Fund, Inc.’s 12b-1 fee by 0.10%. The Value Line Larger Companies Focused Fund, Inc. fees waived amounted to $113,695 for the six months ended June 30, 2015. The Distributor has no right to recoup previously waived amounts.
Effective July 5, 2012, the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform

Notes to Financial Statements (unaudited) (continued)

and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2015, fees amounting to $41,942, $3,153, $31,227 and $5,531 for the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., respectively, were paid under the sub TA plan.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At June 30, 2015, the officers and directors of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., as a group owned less than 1% of the outstanding shares of each Fund.
6.   New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 1/1/15	Ending account value 6/30/15	Expenses paid during the period 1/1/15 thru 6/30/15*
Actual
Value Line Premier Growth Fund, Inc.	$1,000.00	$1,023.10	$6.22
Value Line Mid Cap Focused Fund, Inc.	1,000.00	1,028.80	6.24
Value Line Income and Growth Fund, Inc.	1,000.00	1,011.30	5.64
Value Line Larger Companies Focused Fund, Inc.	1,000.00	1,059.70	5.72
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc.	1,000.00	1,018.65	6.21
Value Line Mid Cap Focused Fund, Inc.	1,000.00	1,018.65	6.21
Value Line Income and Growth Fund, Inc.	1,000.00	1,019.19	5.66
Value Line Larger Companies Focused Fund, Inc.	1,000.00	1,019.24	5.61
*
Expenses are equal to the Funds’ annualized expense ratio of 1.24%, 1.24%, 1.13% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE PREMIER GROWTH FUND, INC.,
VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE INCOME AND GROWTH FUND, INC.,
AND VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Premier Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Premier Growth Fund, Inc. within its Mid-Cap Growth category, Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and Value Line Income and Growth Fund, Inc. within its Moderate Allocation category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Groups for Value Line Larger Companies Focused Fund, Inc. and Value Line Mid Cap Focused Fund, Inc. each consisting of 12 other retail, no-load funds with similar investment style, expense structure and asset size as each Fund, the Peer Group for the Value Line Premier Growth Fund, Inc. consisting of 14 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for Value Line Income and Growth Fund, Inc. consisting of 14 other funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2015. The Board also noted that the Fund’s performance for the three-year and five-year periods ended March 31, 2015 was above the performance of the Peer Group and Category medians but not the benchmark index. Lastly, the Board noted that the Fund’s performance for the ten-year period ended March 31, 2015 was below the performance of the Peer Group and Category medians and the benchmark index.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year and ten-year periods ended March 31, 2015. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2015 was above the performance of the Peer Group and Category medians but not the benchmark index, and that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year period ended March 31, 2015. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption on a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Premier Growth Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year and three-year periods ended March 31, 2015, but outperformed the Peer Group and Category medians and the benchmark index for the five-year and ten-year periods ended March 31, 2015.
Value Line Income and Growth Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and ten-year periods ended March 31, 2015. The Board also noted that the Fund’s performance for the five-year period ended March 31, 2015 was above the performance of the Category median but not the Peer Group median and benchmark index.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee.   The Board considered the Adviser’s management fee rate under each Fund’s Agreement relative to the management fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting services for the Fund as part of the management fee. The Board was informed that the management fee rates for funds in the Peer Group and Category most likely did not include the provision of fund accounting services and, if it did, the Fund’s management fee rate would have compared more favorably. After a review of the information provided to the Board, the Board concluded that each Fund’s management fee rate was satisfactory for the purpose of approving continuance of each Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Peer Group median, but equal to that of the Category median.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Peer Group and Category medians.
Value Line Premier Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was less than that of the Peer Group and Category medians.
Value Line Income and Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly less than that of the Peer Group and Category medians.

Semi-Annual Report (continued)

Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2016. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group median after giving effect to fee waivers applicable to certain funds in the Peer Group, but the same as that of the Peer Group median before giving effect to such waivers. The Board also noted that during such period, the Fund’s expense ratio was lower than that of the Category median before and after giving effect to fee waivers applicable to certain funds in the Category.
Value Line Premier Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Income and Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group median before and after giving effect to fee waivers applicable to the certain funds in the Peer Group. The Board also noted that during such period, the Fund’s expense ratio was higher than that of the Category median after, and slightly lower than the Category median before, giving effect to fee waivers applicable to certain funds in the Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is a paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.

Value Line Premier Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Income and Growth Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is a paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

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The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

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Formerly known as The Value Line Fund, Inc.

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Formerly known as Value Line Larger Companies Fund, Inc.

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Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.   Audit Committee of Listed Registrants
Not Applicable.
Item 6.   Investments
Not Applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10.   Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11.   Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.
(a)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	September 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	September 10, 2015